UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.            )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Mission Advancement Corp.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MISSION ADVANCEMENT CORP.
2525 E Camelback Rd, Ste 850
Phoenix, AZ 85016

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS OF
MISSION ADVANCEMENT CORP.

Dear Stockholders of Mission Advancement Corp.:

You are cordially invited to attend a special meeting of stockholders of Mission Advancement Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 12:00 p.m., Eastern time, on December 6, 2022 (the “Special Meeting”), or at such other time and on such other date to which the Special Meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/missionadvancementcorp/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the Special Meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the Special Meeting on December 6, 2022. The accompanying proxy statement is dated November 10, 2022, and is first being mailed to stockholders of the Company on or about that date.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Charter Amendment Proposal — to approve the adoption of an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) as set forth in Annex A of the accompanying proxy statement to change the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or (ii) cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”). The proposed Charter Amendment would change the original termination date from March 5, 2023 (the “Original Termination Date”) (24 months from the closing of the IPO) to such date as shall be determined by the Company’s board of directors (the “Board”), in its sole discretion, and publicly announced by the Company, provided that such date shall be no later than December 30, 2022 (such date, the “Amended Termination Date”). The proposal described above is referred to herein as the “Charter Amendment Proposal.”

2.      Proposal No. 2 — The Trust Amendment Proposal — to approve the adoption of an amendment to the Investment Management Trust Agreement, dated March 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”) as set forth in Annex B of the accompanying proxy statement (the “Trust Amendment” and together with the Charter Amendment, the “Amendments”), to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Amendment Proposals”).

3.      Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time, if necessary, to solicit additional proxies in favor of the Charter Amendment Proposal and/or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal” and, together with the Charter Amendment Proposal and the Trust Amendment Proposal, the “Proposals”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Amendment Proposals is to require the Company to wind up and redeem all of its outstanding Public Shares at such date as may be determined by the Board, but in no event later than December 30, 2022 by ceasing all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter and the Trust Agreement, as so amended, which the Board believes is in the best interests of the Company and our stockholders. We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Amendment Proposals are approved and the Charter and the Trust Agreement are amended as proposed, we will, on the Amended Termination Date, or if the Amendment Proposals are not approved, we will, on the Original Termination Date, (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate per-share amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (as defined below) (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware to provide for claims of creditors and other requirements of applicable law. In connection with such liquidation, dissolution and redemption of our securities, the Company’s securities will cease to be listed on the New York Stock Exchange and the Company’s Securities and Exchange Commission reporting obligations will be suspended. Any such redemption after December 31, 2022 may be subject to the 1% federal excise tax on share repurchases that could reduce the per-share amount that the Public Stockholders would be entitled to receive in connection with any redemption or liquidation. For more information on this excise tax, see the section in the accompany proxy statement entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Why should I vote to approve the Amendments?”.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company or (y) the date which is the later of (i) the Original Termination Date and (ii) such later date as may be approved by the Company’s stockholders, if the aforementioned termination letter has not been received by Continental prior to such date.

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter, as set forth in the form attached as Annex B hereto, delivered by the Company or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

Pursuant to the terms of the Charter, in the event the Charter Amendment Proposal is approved and the Charter is amended, holders of Public Shares (“Public Stockholders”) may elect to redeem (“Optional Redemption”) their Public Shares at a per-share price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account established in connection with the IPO, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Proposals or if they vote at all. Any Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption will retain their right to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Amended Termination Date.

On November 9, 2022, the aggregate amount on deposit in the Trust Account was approximately $347,751,866, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or dissolution expenses (up to $100,000). On November 9, 2022, the closing price of a share of Class A Common Stock was $10.01. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the Charter and in accordance with the specific procedures for redemptions set forth in the accompanying proxy statement, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Charter Amendment Proposal is approved and the Charter is amended. You will be entitled to receive the above-described cash amount for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying (x) Public Shares and (y) warrants included as part of the units sold in the IPO (the “Public Warrants”) prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., New York City time, on December 2, 2022, (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms Continental, physically or electronically through The Depository Trust Company (“DTC”). Continental must receive such written request, shares and related materials prior to 5:00 p.m., New York City time, on December 2, 2022 for your redemption election to be considered timely.

Holders of units of the Company must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposals are approved and the Charter and Trust Agreement are amended as proposed, the Amended Termination Date. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Proposals (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Charter Amendment unless the Charter Amendment Proposal is approved and the Charter is amended. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, such stockholder may withdraw the tender.

If the Charter Amendment Proposal is approved and the Charter is amended, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Charter Amendment will receive a per-share redemption price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares. In connection with the dissolution and winding up of the Company, the remaining Public Stockholders will also receive a per-share redemption price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares.

Approval of the Amendment Proposals each require the affirmative vote of the holders of at least sixty-five percent (65%) of the total voting power of the then-outstanding shares of Class A Common Stock and the Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Special Meeting or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CHARTER AMENDMENT PROPOSAL, THE TRUST CHARTER AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed 5:00 p.m., New York City time, on October 26, 2022, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial Business Combination at this time. We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Amendment Proposals are approved and the Charter and Trust Agreement are amended as proposed, we plan to cease all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter and the Trust Agreement, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/missionadvancementcorp/2022. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal, if presented. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals, but will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the Proposals. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the accompanying proxy statement and Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.

If you have any questions or need assistance voting your shares of Common Stock, please contact Advantage Proxy, Inc., our proxy solicitor, by calling (206) 870-8565 or (877) 870-8565 (toll free), or by emailing ksmith@advantageproxy.com.

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

On behalf of the Board, we would like to thank you for your support of Mission Advancement Corp.

November 10, 2022	By Order of the Board of Directors
/s/ Jahm Najafi
Jahm Najafi Chief Executive Officer and Co-Chairman of the Board

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD PUBLIC SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE CONTINENTAL PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 2, 2022 THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR PUBLIC SHARES AND OTHER REDEMPTION FORMS TO THE CONTINENTAL, PHYSICALLY OR ELECTRONICALLY USING DTC’S DEPOSIT WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. TO OBTAIN REDEMPTION FORMS, PUBLIC STOCKHOLDERS SHOULD CONTACT THEIR BANK OR BROKER OR CONTINENTAL USING THE CONTACT INFORMATION IN THE SECTION OF THE ACCOMPANYING PROXY STATEMENT ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING — WHO CAN HELP ANSWER MY QUESTIONS?” IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. A PUBLIC STOCKHOLDER THAT HOLDS ITS PUBLIC SHARES IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS TO CONTINENTAL IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES. YOU WILL NOT HAVE YOUR SHARES REDEEMED IN CONNECTION WITH THE AMENDMENT UNLESS THE AMENDMENT PROPOSALS ARE APPROVED AND THE CHARTER AND TRUST AGREEMENT ARE AMENDED AS PROPOSED.

This proxy statement is dated November 10, 2022
and is first being mailed to our stockholders with the form of proxy on or about that date.

IMPORTANT

Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company (the “Board”) to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.

Mission Advancement Corp.
2525 E Camelback Rd, Ste 850
Phoenix, AZ 85016

NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 6, 2022

Dear Stockholders of Mission Advancement Corp.:

NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Mission Advancement Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at 12:00 p.m., Eastern time, on December 6, 2022 (the “Special Meeting”), or at such other time and on such other date to which the Special Meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/missionadvancementcorp/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the Special Meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the Special Meeting on December 6, 2022.

The Special Meeting is being held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Charter Amendment Proposal — to approve the adoption of an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) as set forth in Annex A of this proxy statement to change the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination (a “Business Combination”) with one or more businesses or (ii) cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”). The Charter proposed Amendment would change the original termination date from March 5, 2023 (the “Original Termination Date”) (24 months from the closing of the IPO) to such date as shall be determined by the Board, in its sole discretion, and publicly announced by the Company, provided that such date shall be no later than December 30, 2022 (such date, the “Amended Termination Date”). The proposal described above is referred to herein as the “Charter Amendment Proposal.”

2.      Proposal No. 2 — The Trust Amendment Proposal — to approve the adoption of an amendment to the Investment Management Trust Agreement, dated March 2, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”) as set forth in Annex B of the accompanying proxy statement (the “Trust Amendment” and together with the Charter Amendment, the “Amendments”), to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal” and together with the Charter Amendment Proposal, the “Amendment Proposals”).

3.      Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time, if necessary, to solicit additional proxies in favor of the Charter Amendment Proposal and/or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”, together with the Charter Amendment Proposal and the Trust Amendment Proposal, the “Proposals”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The above matters are more fully described in this proxy statement. We urge you to read carefully this proxy statement in its entirety.

Approval of the Amendment Proposals each require the affirmative vote of the holders of at least sixty-five percent (65%) of the total voting power of the then-outstanding shares of Class A Common Stock and the Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Pursuant to the terms of the Charter, in the event the Charter Amendment Proposal is approved and the Charter is amended, holders of Public Shares (“Public Stockholders”) may elect to redeem (“Optional Redemption”) their Public Shares at a per-share price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Proposals or if they vote at all. Any Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption will retain their right to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Amended Termination Date.

On November 9, 2022, the aggregate amount on deposit in the Trust Account was approximately $347,751,866, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or dissolution expenses (up to $100,000). On November 9, 2022, the closing price of a share of Class A Common Stock was $10.01. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the Charter and in accordance with the specific procedures for redemptions set forth in this proxy statement, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Charter Amendment Proposal is approved and the Charter is amended. You will be entitled to receive the above-described cash amount for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying (x) Public Shares and (y) warrants included as part of the units sold in the IPO (the “Public Warrants”) prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., New York City time, on December 2, 2022, (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms to Continental, physically or electronically through The Depository Trust Company (“DTC”). Continental must receive such written request, shares and related materials prior to 5:00 p.m., New York City time, on December 2, 2022 for your redemption election to be considered timely.

Holders of units of the Company must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposals are approved and the Charter and the Trust Agreement are amended, the Amended Termination Date. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Proposals (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Charter Amendment unless the Charter Amendment Proposal is approved and the Charter is amended. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, such stockholder may withdraw the tender.

We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Amendment Proposals are approved and the Charter and the Trust Agreement are amended as proposed, we will, on the Amended Termination Date, or if the Amendment Proposals are not approved, we will, on the Original Termination Date, (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. In connection with such liquidation, dissolution and redemption of our securities, the Company’s securities will cease to be listed on the New York Stock Exchange (“NYSE”) and the Company’s Securities and Exchange Commission (“SEC”) reporting obligations will be suspended. Any such redemption after December 31, 2022 may be subject to the Excise Tax (as defined below) that could reduce the per-share amount that the Public Stockholders would be entitled to receive in connection with any redemption or liquidation. For more information on the excise tax, see the below section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Why should I vote to approve the Amendments?”.

Mission Advancement Sponsor LLC (the “Sponsor”) and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Sponsor intends to vote all of its shares of Common Stock in favor of each of the Proposals at the Special Meeting.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

If the Charter Amendment Proposal is approved and the Charter is amended, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to (x) the number of Public Shares properly redeemed multiplied by (y) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. Public Stockholders that do not redeem their Public Shares now will retain their redemption rights and their voting rights through the Amended Termination Date if the Charter Amendment Proposal is approved and the Charter is amended. In connection with the dissolution and winding up of the Company, the remaining Public Stockholders will also receive a per-share redemption price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $347,751,866 that was in the Trust Account as of November 9, 2022.

The Board has fixed 5:00 p.m., New York City time, on October 26, 2022, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record of the Company as of the Record Date are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 43,125,000 shares of Common Stock issued and outstanding, consisting of (i) 34,500,000 shares of Class A Common Stock and (ii) 8,625,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the Proposals.

Proxy voting permits stockholders unable to attend the Special Meeting by virtual attendance to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the enclosed proxy card.

YOUR VOTE IS IMPORTANT. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in this proxy statement prior to deciding how to vote your shares.

If you have any questions or need assistance voting your shares of Common Stock, please contact Advantage Proxy, Inc., our proxy solicitor (the “Solicitation Agent”), by calling (206) 870-8565 or (877) 870-8565 (toll free), or by emailing ksmith@advantageproxy.com.

November 10, 2022	By Order of the Board of Directors
/s/ Jahm Najafi
Jahm Najafi Chief Executive Officer and Co-Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON DECEMBER 6, 2022

This Notice of Special Meeting and Proxy Statement are available at
https://www.cstproxy.com/missionadvancementcorp/2022.

i

MISSION ADVANCEMENT CORP.
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held at 12:00 p.m., Eastern time, on December 6, 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the Special Meeting of stockholders of the Company, Mission Advancement Corp., a Delaware corporation, to be held at 12:00 p.m., Eastern time, on December 6, 2022, or at such other time and on such other date to which the Special Meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/missionadvancementcorp/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the Special Meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the Special Meeting on December 6, 2022.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding our winding up, the redemption of our Public Shares, the consequences of not completing an initial Business Combination, the release of funds held in the Trust Account, the availability of working capital and borrowing capacity and the use of funds outside the Trust Account. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished. The following include some but not all of the factors that could cause actual results or events to differ materially from those anticipated:

•        our being a company with no operating history and no revenue;

•        the possibility that we may be unable to obtain the requisite stockholder approval of the Amendment Proposals;

•        the amount of redemptions by our Public Stockholders in connection with the effectiveness of the Charter Amendment;

•        our ability to complete our initial Business Combination;

•        actual and potential conflicts of interest relating to our Sponsor and other entities in which members of our management team are involved;

•        the ability of our officers and directors to generate a number of potential initial Business Combination opportunities;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•        the Trust Account not being subject to claims of third parties; and

•        our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our (i) Registration Statement on Form S-1, as filed with the SEC February 09, 2021, as amended, and declared effective on March 2, 2021 (File No. 333-252918 (the “IPO Registration Statement”), (ii) Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 1, 2022 (the “2021 Annual Report”), and (iii) Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as filed with the SEC on August 9, 2022 (the “2022 Q2 Quarterly Report”), including those factors described in the sections entitled “Risk Factors” therein. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR
SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held by virtual attendance on December 6, 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated in Delaware on December 22, 2020. The Company was formed for the purpose of effecting a Business Combination with one or more businesses. On March 5, 2021, the Company consummated its IPO of 34,500,000 units, which included the full exercise by the underwriters of their over-allotment option in the amount of 4,500,000 units. Each unit consists of one Public Share, and one-third of one Public Warrant, with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per whole share. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $345,000,000. Simultaneously with the closing of the IPO, the Company consummated the private sale of an aggregate of 5,933,333 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds of $8,900,000. A total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO, net of underwriter’s cash discount, and $6,900,000 of the proceeds of the sale of the Private Placement Warrants was placed in the Trust Account, which is maintained by Continental, acting as trustee. At present, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if we do not complete our initial Business Combination by the Original Termination Date.

The purpose of the Amendment Proposals is to require the Company to wind up and redeem all of its outstanding Public Shares at such date as may be determined by the Board, but in no event later than December 30, 2022 by ceasing all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter and Trust Agreement, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

What is being voted on?

You are being asked to vote on the following proposals:

1.      Proposal No. 1 — The Charter Amendment Proposal — to approve the adoption of the Charter Amendment to change the Original Termination Date by which the Company must either (i) consummate its initial Business Combination or (ii) cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares. The proposed Charter Amendment would change the Original Termination Date to the Amended Termination Date.

2.      Proposal No. 2 — The Trust Amendment Proposal — to approve the adoption of an amendment to the Trust Agreement to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date.

3.      Proposal No. 3 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time, if necessary, to solicit additional proxies in favor of the Charter Amendment Proposal and/or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

You are not being asked to vote on an initial Business Combination at this time. We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Amendment Proposals are approved and the Charter and the Trust Amendment are amended, we plan to cease all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter and the Trust Agreement, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

Can I attend the Special Meeting?

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/missionadvancementcorp/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the Special Meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the Special Meeting on December 6, 2022.

If you do not have internet capabilities, you can listen to the Special Meeting by dialing: 1 800-450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 5783935#. This is a listen-only option, and you will not be able to vote or enter questions during the Special Meeting.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Please see the description below under the question entitled “How do I vote?” for additional information on the voting process for the Special Meeting.

Why should I vote to approve the Amendments?

Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares by no later than December 30, 2022 by ceasing all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Since our IPO in March 2021, we have evaluated more than 300 potential target businesses and executed 47 customary confidentiality agreements in connection with our search for suitable targets at fair valuations. Our team, alongside our advisor, Moelis & Company, has employed a broad set of search criteria for potential target businesses.

As of the date of this proxy statement, we have not entered into an agreement to effectuate a Business Combination with any of the potential targets that we have reviewed. In particular, through our efforts to find a suitable target for a Business Combination, our management has observed significant impediments to identifying and negotiating an appropriate Business Combination and providing a compelling return on investment for our stockholders.

Additionally, our management team has not effectuated a Business Combination due to a variety of reasons, including, among other things:

(i)     our preliminary assessment of the target company’s leadership team, corporate values;

(ii)    our preliminary assessment of the relevant target company’s business model, product or service differentiation, customer concentration, competitive landscape, and risks to future financial performance;

(iii)   the parties’ inability to reach an agreement on valuation;

(iv)   our preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business;

(v)    challenging market conditions and PIPE availability;

(vi)   changes in the regulatory landscape; and

(vii)  alternative options available to potential targets, such as pursuing a traditional initial public offering, raising private capital, or waiting for the capital markets to improve before pursuing a listing.

In light of these circumstances and timeline, our management team does not believe we will consummate a Business Combination with a suitable target that meets our criteria for a Business Combination at an acceptable valuation by or before the Original Termination Date.

Moreover, recent legislative developments may negatively impact Public Stockholders if we are unable to consummate a Business Combination by or before the Original Termination Date. On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The IR Act applies only to repurchases that occur after December 31, 2022. Because we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act; consequently, the Board believes that, absent additional guidance and unless an applicable exception is available, there is a significant risk that this Excise Tax will apply to any redemptions of Common Stock after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022, could potentially reduce the per-share amount that Public Stockholders would otherwise be entitled to receive and could cause a reduction in the cash available on hand to complete a Business Combination and limit our ability to complete a Business Combination.

After careful consideration of all relevant factors, including but not limited to, the determination that it is not feasible for us to complete a Business Combination by the Original Termination Date, the Board has determined to seek the approval of our stockholders to wind up and redeem all of our outstanding Public Shares by no later than December 30, 2022. The Board believes it is in its best interests of the Company and our stockholders to return capital to our stockholders by December 30, 2022.

If (x) the Amendment Proposals are approved, the Charter and the Trust Agreement are amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposals are not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate per-share amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In connection with such liquidation, dissolution and redemption of our securities, the Company’s securities will cease to be listed on NYSE and the Company’s SEC reporting obligations will be suspended. Any such redemption after December 31, 2022 may be subject to the Excise Tax that could reduce the per-share amount that the Public Stockholders would be entitled to receive in connection with any redemption or liquidation.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposals are approved and the Charter and the Trust Agreement are amended, the Amended Termination Date.

The purpose of the Amendment Proposals is to require the Company to wind up and redeem all of its outstanding Public Shares at such date as may be determined by the Board, but in no event later than December 30, 2022 by ceasing all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

In connection with approval of the Charter Amendment, Public Stockholders may elect to redeem their shares at a per-share price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Proposals or if they vote at all. However, Public Stockholders will not have their shares redeemed in connection with the Charter Amendment unless the Charter Amendment Proposal is approved and the Charter is amended.

Liquidation of the Trust Account is a fundamental obligation of the Company to the Public Stockholders and the Company is not proposing, and will not propose, to change that obligation to the Public Stockholders. Any Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption shall retain redemption rights in the event the Company has not consummated an initial Business Combination by the Amended Termination Date. We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Amendments Proposals are approved and the Charter and the Trust Agreement are amended, we plan to cease all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

If the Charter Amendment Proposal is approved and the Charter is amended, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Charter Amendment will receive a per-share redemption price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares. In connection with the dissolution and winding up of the Company, the remaining Public Stockholders will also receive a per-share redemption price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares.

Our Board recommends that you vote “FOR” the Amendment Proposals, but expresses no opinion as to whether you should redeem your Public Shares.

When would the Board abandon the Amendment Proposals and/or Amendments?

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Additionally, notwithstanding the approval of the Amendment Proposals by our stockholders, the Company may decide to abandon the Amendments at any time and for any reason prior to the effectiveness of the filing of the Charter Amendment with the Secretary of State of the State of Delaware. If we abandon the Amendments, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.

How do the Company insiders intend to vote their shares?

On the Record Date, the Sponsor and the Company’s officers, directors and advisors were entitled to vote all of the shares of Class B Common Stock, collectively representing approximately 20.0% of our issued and outstanding shares of Common Stock. The Sponsor and the Company’s officers, directors and advisors intend to vote all of their shares of Common Stock in favor of each of the Proposals at the Special Meeting.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would represent in writing that such Public Shares will not be voted in favor of approving the Charter Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

Subject to the immediately preceding paragraph, the Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase Public Shares or warrants in such transactions. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors or officers or any of their respective affiliates may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire Public Shares, vote their Public Shares in favor of the Proposals or not redeem their Public Shares. The Sponsor and the Company’s directors or officers or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.

What vote is required to approve the Amendment Proposals?

Approval of the Amendment Proposals each require the affirmative vote of the holders of at least sixty-five percent (65%) of the total voting power of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.

What if I want to vote against or do not want to vote for any of the Proposals?

If you do not want any of the Proposals, you must abstain, not vote or vote against each proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal, if presented. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals, but will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Will you seek any further amendments to liquidate the Trust Account?

Other than the Amendments, until the Amended Termination Date, as described in this proxy statement, we do not anticipate seeking any further amendment to the time period in which we must consummate an initial Business Combination or liquidate the Trust Account.

If the Amendment Proposals are approved, what happens next?

Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares by no later than December 30, 2022 by ceasing all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Upon approval of the Amendment Proposals by the required number of votes, we plan to promptly file the Charter Amendment with the Secretary of State of the State of Delaware as set forth in the form attached as Annex A hereto. However, we may decide to abandon the Amendments at any time and for any reason prior to the effectiveness of the filing of the Charter Amendment with the Secretary of State of the State of Delaware. If we abandon the Amendments, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.

If we file the Charter Amendment with the Secretary of State of the State of Delaware, our Board will determine, and we will publicly announce, the Amended Termination Date. Continental shall then commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter, as set forth in the form attached as Annex B hereto, delivered by us or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

If the Charter Amendment Proposal is approved and the Charter is amended, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of Common Stock held by the Sponsor through its shares of Class B Common Stock.

We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Amendment Proposals are approved and the Charter and the Trust Agreement are amended as proposed, we will, on the Amended Termination Date, or if the Amendment Proposals are not approved, we will, on the Original Termination Date, (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate per-share amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In connection with such liquidation, dissolution and redemption of our securities, the Company’s securities will cease to be listed on NYSE and the Company’s SEC reporting obligations will be suspended. Any such redemption after December 31, 2022 may be subject to the Excise Tax that could reduce the per-share amount that the Public Stockholders would be entitled to receive in connection with any redemption or liquidation.

There will be no redemption rights or liquidating distributions with respect to our warrants, which, if the Amendment Proposals are approved and the Charter and the Trust Agreement are amended, will expire worthless if we fail to complete our initial Business Combination by the Amended Termination Date.

What happens if the Amendment Proposals are not approved?

If the Amendment Proposals are not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate per-share amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In connection with such liquidation, dissolution and redemption of our securities, the Company’s securities will cease to be listed on NYSE and the Company’s SEC reporting obligations will be suspended. Such redemption may be subject to the Excise Tax that could reduce the per-share amount that the Public Stockholders would be entitled to receive in connection with any redemption or liquidation after December 31, 2022.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposals are approved and the Charter and the Trust Agreement is amended, the Amended Termination Date.

The Sponsor or the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Class B Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by the Original Termination Date, or, if the Amendment Proposals are approved and the Charter and the Trust Agreement are amended, the Amended Termination Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.

In connection with approval of the Charter Amendment, Public Stockholders may elect to redeem their shares at a per-share price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding shares of Public Shares, regardless of how such Public Stockholders vote on the Proposals or if they vote at all. However, Public Stockholders will not have their shares redeemed in connection with the Charter Amendment unless the Charter Amendment Proposal is approved and the Charter is amended.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the date that the Special Meeting ends. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the date that the Special Meeting ends, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

How do I change my vote?

If you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Proxy Services c/o Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004. Any signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on December 5, 2022 for shares held directly.

Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.

If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the Proposals. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal, if presented. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals, but will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting. Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and the DGCL, a majority in total voting power of the outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters.

Who can vote at the Special Meeting?

Only stockholders of record of the Company as of 5:00 p.m., New York City time, on October 26, 2022, the Record Date, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 43,125,000 shares of Common Stock issued and outstanding, consisting of (i) 34,500,000 shares of Class A Common Stock and (ii) 8,625,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the Proposals.

In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Class A Common Stock and holders of shares of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. Our Sponsor, officers, directors and advisors collectively hold all of our issued and outstanding shares of Class B Common Stock, which constitute approximately 20.0% of our issued and outstanding shares of Common Stock.

Registered Stockholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote via the Internet at the Special Meeting or prior to the Special Meeting by telephone or through the Internet.

On the Record Date, there was one holder of record of our units, one holder of record of shares of our Class A Common Stock, one holder of record of shares of our Class B Common Stock and two holders of record of our warrants. The foregoing numbers of record holders do not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions, but include each such institution as one stockholder.

“Street Name” Stockholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, the Board has determined that each of the Proposals are in the best interests of the Company and our stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the Proposals.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Company’s Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. In the case of the Sponsor, these interests include ownership of shares of Class B Common Stock, ownership of the Private Placement Warrants and advances by the Sponsor to the Company that will not be repaid in the event of the Company’s winding up. In the case of our directors and officers, these interests include arrangements related to compensation, indemnification and expense reimbursement. See the sections entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” and “Proposal No. 2 — The Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting stockholders?

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the Proposals. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares. Warrant holders do not have appraisal rights in connection with any of the Proposals.

What happens to the Company’s warrants?

If (x) the Amendment Proposals are approved, the Charter and the Trust Agreement are amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposals are not approved and we do not consummate an initial Business Combination by the Original Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

On October 26, 2022, following the Company’s announcement of the Special Meeting and the Amendment Proposals, NYSE notified the Company, and publicly announced, that NYSE determined to commence proceedings to delist the Company’s warrants from NYSE and that trading in the Company’s warrants would be suspended immediately, due to trading price levels pursuant to Section 802.01D of NYSE Listed Company Manual. As a result of the expected expiration of the warrants described above, the Company does not intend to appeal NYSE’s determination.

How do I vote?

If you are a holder of record of shares of Common Stock on the Record Date for the Special Meeting, you may vote (i) prior to the Special Meeting by telephone or through the Internet, (ii) by virtual attendance at the Special Meeting or (iii) by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or other nominee. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

How do I redeem my shares of Common Stock?

Pursuant to the Charter and in accordance with the specific procedures for redemptions set forth in this proxy statement, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Charter Amendment Proposal is approved and the Charter is amended. You will be entitled to receive the below described cash amount for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., New York City time, on December 2, 2022, (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms to Continental, physically or electronically through DTC. Continental must receive such written request, shares and related materials prior to 5:00 p.m., New York City time, on December 2, 2022 for your redemption election to be considered timely.

Holders of units of the Company must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public

Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Proposals (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Charter Amendment unless the Charter Amendment Proposal is approved and the Charter is amended. In the event that a Public Stockholder tenders its Public Shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender.

If properly demanded, the Company will redeem each Public Share at a per-share price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Public Shares. On November 9, 2022, the aggregate amount on deposit in the Trust Account was approximately $347,751,866, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or dissolution expenses (up to $100,000). On November 9, 2022, the closing price of a share of Class A Common Stock was $10.01. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal is approved and the Charter is amended, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Charter Amendment will receive a per-share redemption price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares. In connection with the dissolution and winding up of the Company, the remaining Public Stockholders will also receive a per-share redemption price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares. Shares that a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account.

How do I withdraw my redemption request?

If you deliver your Public Shares for redemption to Continental, our transfer agent, in compliance with the redemption procedures described in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — How do I redeem my shares of Common Stock?” and elsewhere herein, and decide prior to the vote at the Special Meeting not to redeem your shares, you may withdraw your tender of Public Shares and request that Continental return your tendered Public Shares (physically or electronically, as applicable). To make such a request, you should contact your bank or broker or Continental using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Who can help answer my questions?”

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged the Solicitation Agent, Advantage Proxy, Inc., to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Solicitation Agent a fee of $7,500, plus expenses, and indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Special Meeting or the Proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our 2021 Annual Report, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Mission Advancement Corp.
2525 E Camelback Rd, Ste 850
Phoenix, AZ 85016
Telephone: (602) 476-0600

You may also contact the Solicitor Agent at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Other Matters — Where You Can Find More Information.”

If you are a holder of Public Shares and you intend to seek redemption of your shares upon approval of the Charter Amendment and the amendment of the Charter, you will need to tender or deliver your shares and other redemption forms to Continental, physically or electronically through DTC, at the address below prior to 5:00 p.m., New York City time, on December 2, 2022. To obtain redemption forms, Public Stockholders should contact their bank or broker or Continental using the contact information below. If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
E-mail: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Registration Statement, (ii) 2021 Annual Report, (iii) 2022 Q2 Quarterly Report, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the risks and uncertainties described in the aforementioned filings occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/missionadvancementcorp/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the Special Meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the Special Meeting on December 6, 2022.

At the Special Meeting, you will be asked to consider and vote upon proposals to:

1.      Proposal No. 1 — The Charter Amendment Proposal — approve the adoption of the Charter Amendment to change the Original Termination Date by which the Company must either (i) consummate its initial Business Combination or (ii) cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares. The proposed Charter Amendment would change the Original Termination Date to the Amended Termination Date.

2.      Proposal No. 2 — The Trust Amendment Proposal — approve the adoption of an amendment to the Trust Agreement to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date.

3.      Proposal No. 3 — The Adjournment Proposal — approve the adjournment of the Special Meeting from time to time, if necessary, to solicit additional proxies in favor of the Charter Amendment Proposal and/or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Voting Power; Record Date

Only stockholders of record of the Company as of 5:00 p.m., New York City time, on October 26, 2022, the Record Date, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the shares of Common Stock entitles the holder thereof to one vote. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 43,125,000 shares of Common Stock issued and outstanding, consisting of (i) 34,500,000 shares of Class A Common Stock and (ii) 8,625,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the Proposals.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and the DGCL. A majority in total voting power of the outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

As of the Record Date, the Sponsor, and the Company’s officers, directors and advisors collectively have the right to vote approximately 20.0% of the Company’s issued and outstanding shares of Common Stock. The Sponsor and the Company’s officers, directors and advisors intend to vote all of their shares of Common Stock in favor of each of the Proposals at the Special Meeting.

Votes Required

Approval of the Amendment Proposals requires the affirmative vote of the holders of at least sixty-five percent (65%) of the total voting power of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal at the Special Meeting or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

If you do not want any of the Proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal, if presented. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposals, but will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Voting

You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet or by telephone in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet or by telephone as described above, you will designate each of the persons designated as proxies to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the Proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.

Alternatively, you can vote your shares online by virtually attending the Special Meeting.

On the Record Date, there was one holder of record of our units, one holder of record of shares of our Class A Common Stock, one holder of record of shares of our Class B Common Stock and two holders of record of our warrants. The foregoing numbers of record holders do not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions, but include each such institution as one stockholder.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the Proposals constitutes a “non-discretionary” matter.

Proxies

Our Board is asking for your proxy. Giving your proxy means you authorize the persons designated on your proxy card to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the Proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the Proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

Stockholders that have questions or need assistance in completing or submitting their proxy cards should contact the Solicitation Agent, by calling (206) 870-8565 or (877) 870-8565 (toll free), or by emailing ksmith@advantageproxy.com.

Revocability of Proxies

If you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Proxy Services c/o Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004. Any signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on December 5, 2022 for shares held directly.

Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.

If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

Attendance at the Special Meeting

The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/missionadvancementcorp/2022. To enter the Special Meeting, you will need the 12-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the Special Meeting to ensure that you are logged in when the Special Meeting starts. Online check-in will start shortly before the Special Meeting on December 6, 2022.

If you do not have internet capabilities, you can listen to the Special Meeting by dialing: 1 800-450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 5783935#. This is a listen-only option, and you will not be able to vote or enter questions during the Special Meeting.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Solicitation Agent a fee of $7,500, plus expenses, and indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact the Solicitation Agent at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the Proposals. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares. Warrant holders do not have appraisal rights in connection with any of the Proposals.

Other Business

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the Notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Class A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.

Principal Executive Offices and Website

Our principal executive offices are located at 2525 E Camelback Rd, Ste 850 Phoenix, AZ 85016. Our telephone number is (602) 476-0600. Our corporate website address is https://www.missioncorp.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Background

We are a blank check company, incorporated on December 22, 2020 as a Delaware corporation, formed for the purpose of effecting a Business Combination with one or more businesses.

On March 5, 2021, we consummated our IPO of 34,500,000 units, which included the full exercise by the underwriters of their over-allotment option in the amount of 4,500,000 units. Each unit consists of one Public Share and one-third of one Public Warrant, with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per whole share. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $345,000,000. Simultaneously with the closing of the IPO, we consummated the private sale of an aggregate of 5,933,333 Private Placement Warrant to our Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds of $8,900,000. A total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO, net of underwriter’s cash discount and $6,900,000 of the proceeds of the sale of the Private Placement Warrants was placed in the Trust Account, which is maintained by Continental, acting as trustee.

The Amendment

We are proposing to adopt the Charter Amendment to change the Original Termination Date by which the Company must either (i) consummate its initial Business Combination or (ii) cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares. The proposed Charter Amendment would change the Original Termination Date to the Amended Termination Date. If the Charter Amendment is approved and the Charter is amended, such approval and amendment are intended to constitute the adoption of a plan of complete liquidation of the Company for U.S. federal income tax purposes.

Reasons for the Charter Amendment Proposal

Since our IPO in March 2021, we have evaluated more than 300 potential target businesses and executed 47 customary confidentiality agreements in connection with our search for suitable targets at fair valuations. Our team, alongside our advisor, Moelis & Company, has employed a broad set of search criteria for potential target businesses.

As of the date of this proxy statement, we have not entered into an agreement to effectuate a Business Combination with any of the potential targets that we have reviewed. In particular, through our efforts to find a suitable target for a Business Combination, our management has observed significant impediments to identifying and negotiating an appropriate Business Combination and providing a compelling return on investment for our stockholders.

Additionally, our management team has not effectuated a Business Combination due to a variety of reasons, including, among other things:

(i)     our preliminary assessment of the target company’s leadership team, corporate values;

(ii)    our preliminary assessment of the relevant target company’s business model, product or service differentiation, customer concentration, competitive landscape, and risks to future financial performance;

(iii)   the parties’ inability to reach an agreement on valuation;

(iv)   our preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business;

(v)    challenging market conditions and PIPE availability;

(vi)   changes in the regulatory landscape; and

(vii)  alternative options available to potential targets, such as pursuing a traditional initial public offering, raising private capital, or waiting for the capital markets to improve before pursuing a listing.

In light of these circumstances and timeline, our management team does not believe we will consummate a Business Combination with a suitable target that meets our criteria for a Business Combination at an acceptable valuation by or before the Original Termination Date.

Moreover, recent legislative developments may negatively impact Public Stockholders if we are unable to consummate a Business Combination by or before the Original Termination Date. On August 16, 2022, the IR Act was signed into federal law. The IR Act provides for, among other things, the new Excise Tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The IR Act applies only to repurchases that occur after December 31, 2022. Because we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act; consequently, the Board believes that, absent additional guidance and unless an applicable exception is available, there is a significant risk that this Excise Tax will apply to any redemptions of Common Stock after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date. The application of the Excise Tax to any redemptions we make after December 31, 2022, could potentially reduce the per-share amount that Public Stockholders would otherwise be entitled to receive and could cause a reduction in the cash available on hand to complete a Business Combination and limit our ability to complete a Business Combination.

After careful consideration of all relevant factors, including but not limited to, the determination that it would not be feasible for us to complete a Business Combination by the Original Termination Date, the Board has determined to seek the approval of our stockholders to wind up and redeem all of our outstanding Public Shares by no later than December 30, 2022. The Board believes it is in its best interests of the Company and our stockholders to return capital to our stockholders by December 30, 2022.

The purpose of the Charter Amendment Proposal is to require the Company to wind up and redeem all of its outstanding Public Shares by no later than December 30, 2022 by ceasing all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed Charter Amendment is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial Business Combination at this time. We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Amendment Proposals are approved and the Charter and the Trust Agreement are amended, we plan to cease all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter and the Trust Agreement, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, we plan to promptly file an amendment to the Charter with the Secretary of State of the State of Delaware, as set forth in the form attached as Annex A hereto to, change the Original Termination Date by which the Company must either (i) consummate its initial Business Combination or (ii) cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares. The proposed Charter Amendment would change the Original Termination Date to the Amended Termination Date. However, notwithstanding the approval of the Charter Amendment Proposal by our stockholders, the Company may decide to abandon the Charter Amendment Proposal at any time and for any reason prior to the effectiveness of the filing of the Charter Amendment with the Secretary of State of the State of Delaware. If we abandon the Charter Amendment, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.

If the Charter Amendment Proposal is approved and the Charter is amended, the amount held in the Trust Account will be reduced by the Withdrawal Amount. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved and the Charter is amended, and the amount remaining in the Trust Account may be significantly less than the approximately 347,751,866 that was in the Trust Account as of November 9, 2022.

We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Amendment Proposals are approved, the Charter and the Trust Agreement are amended as proposed and we do not consummate an initial Business Combination by the Amended Termination Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate per-share amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In connection with such liquidation, dissolution and redemption of our securities, the Company’s securities will cease to be listed on NYSE and the Company’s SEC reporting obligations will be suspended. Any such redemption after December 31, 2022 may be subject to the Excise Tax that could reduce the per-share amount that the Public Stockholders would be entitled to receive in connection with any redemption or liquidation.

If the Amendment Proposals are approved, the Charter and the Trust Agreement are amended and we do not consummate an initial Business Combination by the Amended Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

If the Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Charter Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Charter Amendment Proposal.

We have determined that it is not feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Charter Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate per-share amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In connection with such liquidation, dissolution and redemption of our securities, the Company’s securities will cease to be listed on NYSE and the Company’s SEC reporting obligations will be suspended. Any such redemption after December 31, 2022 may be subject to the Excise Tax that could reduce the per-share amount that the Public Stockholders would be entitled to receive in connection with any redemption or liquidation.

If the Charter Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

In addition, each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Redemption Rights

If the Charter Amendment Proposal is approved and the Charter is amended, each Public Stockholder may seek to redeem his, her or its Public Shares. Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption will retain the right to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Amended Termination Date.

IF YOU HOLD YOUR PUBLIC SHARES THROUGH AN ACCOUNT AT A BROKERAGE FIRM OR BANK, IN ORDER TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE CONTINENTAL AND TENDERING AND DELIVERING YOUR SHARES AND OTHER REDEMPTION FORMS TO THE CONTINENTAL PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 2, 2022. TO OBTAIN REDEMPTION FORMS, PUBLIC STOCKHOLDERS SHOULD CONTACT THEIR BANK OR BROKER OR CONTINENTAL USING THE CONTACT INFORMATION IN THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING — WHO CAN HELP ANSWER MY QUESTIONS?” You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the anticipated effective date of the Charter Amendment and redemptions.

Pursuant to the Charter and in accordance with the specific procedures for redemptions set forth in this proxy statement, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Charter Amendment Proposal is approved and the Charter is amended. You will be entitled to receive the below described cash amount for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)    prior to 5:00 p.m., New York City time, on December 2, 2022, (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms to Continental, physically or electronically through DTC. Continental must receive such written request, shares and related materials prior to 5:00 p.m., New York City time, on December 2, 2022 for your redemption election to be considered timely.

Holders of units of the Company must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Proposals (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Charter Amendment unless the Charter Amendment Proposal is approved and the Charter is amended.

Through DTC’s Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental or its broker and requesting delivery of its shares through the DWAC system. There is a nominal cost associated with the above-referenced tendering process and delivering shares through the DWAC system. Continental will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. While no physical stock certificates are outstanding as of the Record Date, a stockholder may require a physical stock certificate from our transfer agent. Delivering shares physically may take significantly longer than delivery through the DWAC system. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. This process may take two weeks or longer and is outside the Company’s control, so such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Public Shares that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your Public Shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically, as applicable). Public Stockholders should contact their bank or broker or Continental to make such a request using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Who can help answer my questions?” In the event that a Public Stockholder tenders its Public Shares and the Charter Amendment is not approved, these shares will not be redeemed in connection with the Charter Amendment and the shares will be returned (physically or electronically, as applicable) to the stockholder promptly following the determination that the Charter Amendment will not be approved. Continental will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share at a per-share price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Public Shares. On November 9, 2022, the aggregate amount on deposit in the Trust Account was approximately $347,751,866, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes or dissolution expenses (up to $100,000). On November 9, 2022, the closing price of a share of Class A Common Stock was $10.01. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive the above-described cash amount for these shares only if you properly demand redemption and tender or deliver your shares and other redemption forms to Continental, physically or electronically through DTC prior to the vote on the Charter Amendment Proposal. The Company anticipates that a Public Stockholder that tenders its Public Shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.

If the Charter Amendment Proposal is approved and the Charter is amended, Public Stockholders who elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Charter Amendment will receive a per-share redemption price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares. In connection with the dissolution and winding up of the Company, the remaining Public Stockholders will also receive a per-share redemption price, payable in cash, equal to the aggregate per-share amount then on deposit in the Trust Account, including interest (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares. Shares that a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account.

United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Public Shares for cash, either pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation in the event the Charter Amendment is approved, and the expiration of warrants in such event. This discussion applies only to Public Shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the Sponsor or our directors and officers;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired Class A Common Stock pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold Class A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; and

•        passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares or warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Class A Common Stock or warrants who or that is, for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States,

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•        an estate whose income is subject to U.S. federal income tax regardless of its source, or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “Non-U.S. Holders.”

Redemption of Public Shares

Redemption of Public Shares Pursuant to An Exercise of Redemption Rights

We expect that a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement will generally be treated as a taxable disposition of such stock, with the consequences generally as described below under the subsection entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” It is possible, however, that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes, as described below.

If the Charter Amendment is approved, a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code, as described below under the subsections entitled “— Redemption of Public Shares in Connection with Our Liquidation” and “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “Non-Liquidating Redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If a Non-Liquidating Redemption qualifies as a sale or exchange of Public Shares, a U.S. Holder will be treated as described below under the subsection entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If a Non-Liquidating Redemption does not qualify as a sale or exchange of Public Shares, a U.S. Holder will be treated as receiving a non-liquidating distribution with the tax consequences described below under the subsection entitled “— Taxation of Non-Liquidating Distributions.”

A Non-Liquidating Redemption will generally qualify as a sale or exchange of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only Public Shares actually owned by such U.S. Holder, but also shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A Non-Liquidating Redemption will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial Business Combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Public Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Public Shares owned by certain family members and such U.S. Holder does not constructively own any other Public Shares. A Non-Liquidating Redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a Non-Liquidating Redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.

If none of the foregoing tests is satisfied, then a Non-Liquidating Redemption will be treated as a non-liquidating distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Redemption of Public Shares in Connection with Our Liquidation

A U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the subsection entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” In the event the Charter Amendment is approved, such redemption would occur no later than December 30, 2022.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Public Shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A non-liquidating distribution in excess of our current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will generally be treated as gain from the sale or exchange of such Public Shares and will be treated as described below under the subsection entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”.

Dividends we pay to a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale or exchange, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

Expiration of a Warrant

If the Charter Amendment is approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.

Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a non-U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of a non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its shares of Public Shares and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain from the sale or exchange of the Public Shares (taxed as described below under the subsection entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”).

Non-liquidating distributions to a non-U.S. Holder treated as dividends that are effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (or, if an applicable income tax treaty so provides, that are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder) will generally not be subject to U.S. withholding tax, provided such non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders. If the non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above), unless:

•        the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

•        the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•        we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Public Shares.

•        Gain described in the first bullet point above will generally be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.

Expiration of a Warrant

If the Charter Amendment is approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.

Vote Required for Approval

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the total voting power of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Charter Amendment Proposal. We believe each of the Proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting. The Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.

We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Charter Amendment Proposal is approved and the Charter and the Trust Agreement is amended as proposed, we will, on the Amended Termination Date, or if the Charter Amendment Proposal is not approved, we will, on the Original Termination Date, (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate per-share amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In connection with such liquidation, dissolution and redemption of our securities, the Company’s securities will cease to be listed on NYSE and the Company’s SEC reporting obligations will be suspended. Any such redemption after December 31, 2022 may be subject to the Excise Tax that could reduce the per-share amount that the Public Stockholders would be entitled to receive in connection with any redemption or liquidation.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposals are approved and the Charter and the Trust Agreement are amended, the Amended Termination Date.

On the Record Date, the Sponsor and the Company’s officers, directors and advisors were entitled to vote all of the shares of Class B Common Stock, collectively representing approximately 20.0% of our issued and outstanding shares of Common Stock. The Sponsor and the Company’s officers, directors and advisors intend to vote all of their shares of Common Stock in favor of each of the Proposals at the Special Meeting. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Class A Common Stock and Class B Common Stock and their respective ownership thereof.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would represent in writing that such Public Shares will not be voted in favor of approving the Charter Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

Subject to the immediately preceding paragraph, the Sponsor or the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase Public Shares or warrants in such transactions. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors or officers or any of their respective affiliates may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire Public Shares, vote their Public Shares in favor of the Proposals or not redeem their Public Shares. The Sponsor and the Company’s directors or officers or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If (x) the Charter Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, the 8,375,000 shares of Class B Common Stock held by the Sponsor as of the Record Date will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 5,933,33 Private Placement Warrants held by the Sponsor;

•        In connection with the IPO, the Sponsor and our officers and directors agreed that they shall be entitled to redemption and liquidation rights with respect to any Public Shares that it or they hold if we do not consummate an initial Business Combination by the Original Termination Date; however, if the Charter Amendment Proposal is approved and the Charter is amended, that agreement will be amended to require the Sponsor and our officers and directors to redeem any such Public Shares in connection with the dissolution and winding up of the Company if we do not consummate an initial Business Combination by the Amended Termination Date;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement;

•        Each of our officers and directors has, and any of them in the future may have, additional fiduciary or contractual obligations to one or more entities pursuant to which such officer or director may be required to present a Business Combination opportunity to such entities before he or she presents such opportunity to us. Accordingly, if any of our officers or directors becomes aware of a Business Combination opportunity to which he or she has then-current fiduciary or contractual obligations to present such opportunity to another entity, he or she may only present such opportunity to us if such other entity rejects the opportunity;

•        We have entered into an administrative support agreement pursuant to which we pay our Sponsor a total of $10,000 per month for office space and secretarial and administrative services provided to members of our management team. Upon our liquidation, we may cease paying some or all of these monthly fees;

•        If (x) the Charter Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under the provisions in the Charter relating to the right of officers and directors to be indemnified by the Company and exculpated from monetary liability with respect to prior acts or omissions;

•        All of the current officers and directors are expected to continue to serve in their roles until the Company dissolves;

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if (x) the Charter Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, they will not have any claim against the Trust Account for reimbursement, therefore, the Company will most likely be unable to reimburse such expenses; and

•        On December 1, 2021, the Company issued a promissory note to the Sponsor for an aggregate amount of up to $1,500,000 in working capital loans (the “Promissory Note”). The Promissory Note is non-interest bearing and is due and payable in full on the earlier of (i) the date on which the Company consummates its initial Business Combination and (ii) the date of the Company’s liquidation. As of September 30, 2022, there was $950,000 outstanding under the Promissory Note. If (x) the Charter Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, there will not be sufficient assets to repay the Promissory Note and it will be worthless.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the Charter Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Background

We are a blank check company, incorporated on December 22, 2020 as a Delaware corporation, formed for the purpose of effecting a Business Combination with one or more businesses.

On March 5, 2021, we consummated our IPO of 34,500,000 units, which included the full exercise by the underwriters of their over-allotment option in the amount of 4,500,000 units. Each unit consists of one Public Share and one-third of one Public Warrant, with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per whole share. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $345,000,000. Simultaneously with the closing of the IPO, we consummated the private sale of an aggregate of 5,933,333 Private Placement Warrant to our Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds of $8,900,000. A total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO, net of underwriter’s cash discount and $6,900,000 of the proceeds of the sale of the Private Placement Warrants was placed in the Trust Account, which is maintained by Continental, acting as trustee.

The Trust Amendment

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company or (y) the date which is the later of (i) the Original Termination Date and (ii) such later date as may be approved by the Company’s stockholders, if the aforementioned termination letter has not been received by Continental prior to such date.. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of Common Stock, voting together as a single class.

We are proposing to adopt the Trust Amendment, in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Special Meeting.

Reasons for the Trust Amendment Proposal

The purpose of the Trust Amendment Proposal is to require the Company to wind up and redeem all of its outstanding Public Shares by no later than December 30, 2022 by ceasing all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter and the Trust Agreement, as so amended, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B.

You are not being asked to vote on an initial Business Combination at this time. We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Amendment Proposals are approved and the Charter and Trust Agreement are amended as proposed, we plan to cease all operations except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter and Trust Agreement, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

After careful consideration of all relevant factors, including, but not limited to, the IR Act and the excise tax (as discussed above in the section entitled “Proposal No. 1 — The Charter Amendment Proposal — Reasons for the Charter Amendment Proposal”), the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

If the Trust Amendment Proposal Is Approved

If the Trust Amendment Proposal is approved and if we file the Charter Amendment with the Secretary of State of the State of Delaware, our Board will determine, and we will publicly announce, the Amended Termination Date. Continental shall then commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter, as set forth in the form attached as Annex B hereto, delivered by us or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date. Additionally, notwithstanding the approval of the Trust Amendment Proposal by our stockholders, the Company may decide to abandon the Trust Amendment Proposal at any time and for any reason prior to the effectiveness of the filing of the Charter Amendment with the Secretary of State of the State of Delaware. If we abandon the Amendments, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.

We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Amendment Proposals are approved, the Charter and the Trust Agreement are amended as proposed and we do not consummate an initial Business Combination by the Amended Termination Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate per-share amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In connection with such liquidation, dissolution and redemption of our securities, the Company’s securities will cease to be listed on NYSE and the Company’s SEC reporting obligations will be suspended. Any such redemption after December 31, 2022 may be subject to the Excise Tax that could reduce the per-share amount that the Public Stockholders would be entitled to receive in connection with any redemption or liquidation.

If the Amendment Proposals are approved, the Charter and Trust Agreement are amended as proposed and we do not consummate an initial Business Combination by the Amended Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

If the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a Business Combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company or (y) the date which is the later of (i) the Original Termination Date and (ii) such later date as may be approved by the Company’s stockholders.

In addition, each of the Trust Amendment Proposal and the Charter Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption of the Public Shares will be completed until the Original Termination Date, which redemption may be subject to the Excise Tax that could reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

Vote Required for Approval

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the total voting power of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Trust Amendment Proposal. We believe each of the Proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal.

On the Record Date, the Sponsor and the Company’s officers, directors and advisors were entitled to vote all of the shares of Class B Common Stock, collectively representing approximately 20.0% of our issued and outstanding shares of Common Stock. The Sponsor and the Company’s officers, directors and advisors intend to vote all of their shares of Common Stock in favor of each of the Proposals at the Special Meeting. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Class A Common Stock and Class B Common Stock and their respective ownership thereof.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would represent in writing that such Public Shares will not be voted in favor of approving the Trust Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.

Subject to the immediately preceding paragraph, the Sponsor or the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals to be voted upon at the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase Public Shares or warrants in such transactions. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors or officers or any of their respective affiliates may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire Public Shares, vote their Public Shares in favor of the Proposals or not redeem their Public Shares. The Sponsor and the Company’s directors or officers or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If (x) the Trust Amendment Proposal is approved, the Trust Agreement is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Trust Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, the 8,375,000 shares of Class B Common Stock held by the Sponsor as of the Record Date will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 5,933,33 Private Placement Warrants held by the Sponsor;

•        In connection with the IPO, the Sponsor and our officers and directors agreed that they shall be entitled to redemption and liquidation rights with respect to any Public Shares that it or they hold if we do not consummate an initial Business Combination by the Original Termination Date; however, if the Trust Amendment Proposal is approved and the Trust Agreement is amended, that agreement will be amended to require the Sponsor and our officers and directors to redeem any such Public Shares in connection with the dissolution and winding up of the Company if we do not consummate an initial Business Combination by the Amended Termination Date;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement;

•        Each of our officers and directors has, and any of them in the future may have, additional fiduciary or contractual obligations to one or more entities pursuant to which such officer or director may be required to present a Business Combination opportunity to such entities before he or she presents such opportunity to us. Accordingly, if any of our officers or directors becomes aware of a Business Combination opportunity to which he or she has then-current fiduciary or contractual obligations to present such opportunity to another entity, he or she may only present such opportunity to us if such other entity rejects the opportunity;

•        We have entered into an administrative support agreement pursuant to which we pay our Sponsor a total of $10,000 per month for office space and secretarial and administrative services provided to members of our management team. Upon our liquidation, we may cease paying some or all of these monthly fees;

•        If (x) the Trust Amendment Proposal is approved, the Trust Agreement is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Trust Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under the provisions in the Charter relating to the right of officers and directors to be indemnified by the Company and exculpated from monetary liability with respect to prior acts or omissions;

•        All of the current officers and directors are expected to continue to serve in their roles until the Company dissolves;

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if (x) the Trust Amendment Proposal is approved, the Trust Agreement is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Trust Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, they will not have any claim against the Trust Account for reimbursement, therefore, the Company will most likely be unable to reimburse such expenses; and

•        On December 1, 2021, the Company issued the Promissory Note to the Sponsor for an aggregate amount of up to $1,500,000 in working capital loans. The Promissory Note is non-interest bearing and is due and payable in full on the earlier of (i) the date on which the Company consummates its initial Business Combination and (ii) the date of the Company’s liquidation. As of September 30, 2022, there was $950,000 outstanding under the Promissory Note. If (x) the Trust Amendment Proposal is approved, the Trust Agreement is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Charter Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, there will not be sufficient assets to repay the Promissory Note and it will be worthless.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the Trust Amendment.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the Charter Amendment Proposal and/or the Trust Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of Common Stock to approve the Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. We believe that each of the Proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of November 10, 2022, with respect to our shares of Common Stock held by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 43,125,000 shares of Common Stock outstanding as of November 10, 2022, including 34,500,000 shares of Class A Common Stock and 8,625,000 shares of Class B Common Stock. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the shares of Common Stock vote together as a single class. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of November 10, 2022.

	Class A Common Stock		Class B Common Stock		Approximate
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Outstanding Common Stock
Mission Advancement Sponsor LLC (our Sponsor)(2)	—	—	8,375,000	97.1%	19.4%
Peter Keane(2)	—	—	8,375,000	97.1%	19.4%
Jahm Najafi(2)	—	—	8,375,000	97.1%	19.4%
Dean Schnider(2)	—	—	—	—	—
Colin Kaepernick(2)	—	—	—	—	—
Katia Beauchamp	—	—	25,000	*	*
Stacie Olivares	—	—	25,000	*	*
Omar Johnson	—	—	25,000	*	*
Attica Jaques	—	—	25,000	*	*
All executive officer and directors as a group (8 individuals)	—	—	8,475,000	98.3%	19.7%
Saba Capital Management L.P.(3)	1,883,952	5.5%	—	—	4.3%

____________

*        Less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 2525 E Camelback Rd, 850, Phoenix, AZ 85016.

(2)      Mission Advancement Sponsor LLC, our Sponsor, is the record holder of the shares reported herein. Peter Keane and Jahm Najafi are the managing members of our Sponsor and have voting and investment discretion with respect to the Common Stock held of record by our Sponsor. By virtue of this relationship, Peter Keane and Jahm Najafi may be deemed to have beneficial ownership of the securities held of record by our Sponsor. Certain of our directors and officers are, directly or indirectly, members of our Sponsor or have direct or indirect economic interests in our Sponsor. Certain directors and officers disclaim beneficial ownership of any shares held by our Sponsor except to the extent of his or her ultimate pecuniary interest.

(3)      According to a Schedule 13G filed on August 11, 2022, Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein (together with Saba Capital and Saba GP, the “Reporting Persons”) acquired 1,883,952 shares of Class A Common Stock. The business address for each of the Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

OTHER MATTERS

Stockholder Proposals

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.

We have determined that it would not be feasible for the Company to complete an initial Business Combination by the Original Termination Date. If the Amendment Proposals are approved and the Charter and the Trust Agreement are amended as proposed, we will, on the Amended Termination Date, or if the Amendment Proposals are not approved, we will, on the Original Termination Date, cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the Proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Mission Advancement Corp.
2525 E Camelback Rd, Ste 850
Phoenix, AZ 85016
(602) 476-0600

You may also obtain these documents by requesting them in writing or by telephone from the Solicitation Agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

If you are a stockholder of the Company and would like to request documents, please do so at least five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ANNEX A

FORM OF
CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
MISSION ADVANCEMENT CORP.

MISSION ADVANCEMENT CORP., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.      The name of the Corporation is “Mission Advancement Corp.” The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 22, 2020. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 2, 2021 (the “Amended and Restated Certificate”).

2.      This Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware. The approval of the Amendment is intended to constitute the adoption of a plan of complete liquidation of the Corporation for U.S. federal income tax purposes.

3.      This Amendment further amends the provisions of the Amended and Restated Certificate.

4.      The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.1(b) in its entirety and inserting the following in lieu thereof:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 9, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by such date as shall be determined by the Board of Directors of the Corporation, in its sole discretion, and publicly announced by the Corporation, provided that such date shall be no later than December 30, 2022 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open)) (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

IN WITNESS WHEREOF, Mission Advancement Corp. has caused this Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of this _____ day of December, 2022.

MISSION ADVANCEMENT CORP.
By:
Name:	Jahm Najafi
Title:	Chief Executive Officer and Co-Chairman of the Board

Annex A-1

ANNEX B

AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of [_____], 2022, is made by and between Mission Advancement Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of March 2, 2021 (the “Trust Agreement”);

WHEREAS, following the closing of the Offering and as of March 5, 2021, a total of $345,000,000 of the net proceeds from the Offering was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) (x) pursuant to the terms of that certain letter from the Company in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) after the date which is the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation;

WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the affirmative vote of at least sixty-five percent (65%) of the total voting power of the then-outstanding shares of Common Stock and the Class B common stock, par value $0.0001 per share, of the Company entitled to vote thereon, voting together as a single class;

WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, at least sixty-five percent (65%) of the total voting power of the then-outstanding shares of Common Stock and the Class B common stock, par value $0.0001 per share, of the Company entitled to vote thereon, voting together as a single class, voted affirmatively to approve this Amendment Agreement;

WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, stockholders of the Company have approved a proposal to adopt the second amended and restated certificate of incorporation of the Company (the “Second Amended and Restated Certificate”) to amend and restate the Company’s amended and restated certificate of incorporation; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

2.    Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i)   Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) any date as may be approved by the Company’s stockholders

Annex B-1

in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date”; and

Effective as of the execution hereof, the body of the letter attached as Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as follows:

“Pursuant to Section 1(i) of the Investment Management Trust Agreement between Mission Advancement Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of March 2, 2021, as amended (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Trust Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [___], 2022 as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.”.

3.    No Further Amendment.   The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4.    References.

(a)     All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to March 2, 2021.

(b)    All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Second Amended and Restated Charter.

5.    Governing Law and Jurisdiction.   This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6.    Counterparts.    This Amendment Agreement may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

7.    Other Miscellaneous Terms.    The provisions of Sections 6(f) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

Annex B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President
MISSION ADVANCEMENT CORP.
By:
Name:	Jahm Najafi
Title:	Chief Executive Officer and Co-Chairman

Annex B-3

MISSION ADVANCEMENT CORP.
2525 E Camelback Rd, Ste 850
Phoenix, AZ 85016

SPECIAL MEETING OF STOCKHOLDERS
DECEMBER 6, 2022
YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

MISSION ADAVANCEMENT CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 6, 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated November 10, 2022, (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of Mission Advancement Corp. (the “Company”) and at any adjournments thereof (the “Special Meeting”) to be held at 12:00 p.m. Eastern time on December 6, 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Peter Keane and Dean Schnider, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3 (IF PRESENTED) CONSTITUTING THE CHARTER AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on December 6, 2022:

The notice of meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/missionadvancementcorp/2022.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3, IF PRESENTED.	Please mark ☒ votes as indicated in this example
Proposal No. 1 – Charter Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve the adoption of an amendment (the “Charter Amendment”) to the Mission Advancement Corp.’s (the “Company”) Amended and Restated Certificate of Incorporation (the “Charter”), as set forth in Annex A of the proxy statement relating to the special meeting of stockholders (the “Special Meeting”), to change the date by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”) or (ii) cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all of the shares of Class A common stock, par value $0.0001 per share, of the Company, included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option). The proposed Charter Amendment would change the original termination date from March 5, 2023 (24 months from the closing of the IPO) to such date as shall be determined by the Board, in its sole discretion, and publicly announced by the Company, provided that such date shall be no later than December 30, 2022 (such date the “Amended Termination Date”).

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Proposal No. 2 – The Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve the adoption of an amendment to the Investment Management Trust Agreement, dated March 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), as set forth in Annex B of the proxy statement related to the Special Meeting, to change the date on which Continental must commence liquidation of the trust account established in connection with the IPO to the Amended Termination Date.

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Proposal No. 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

A proposal to approve the adjournment of the Special Meeting from time to time, if necessary, to solicit additional proxies in favor of Proposal No. 1 and/or Proposal No. 2 or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

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Date: _______________, 2022

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3, IF PRESENTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.